Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements

15. Fair Value Measurements

Effective January 1, 2008, the Group adopted ASC 820-10, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Although adoption did not impact the Group’s consolidated financial statements, ASC 820-10 requires additional disclosures to be provided on fair value measurements.

ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2— Include other inputs that are directly or indirectly observable in the marketplace

Level 3—Unobservable inputs which are supported by little or no market activity

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates. Following is a description of the valuation techniques that the Group uses to measure the fair value of assets and liabilities that the Group measured and reported on its consolidated balance sheet at fair value on a recurring basis.

Cash equivalents The Group’s cash equivalents consisted of demand deposits and time deposits placed with banks. The fair values of demand deposits and time deposits placed with banks are determined based on the pervasive interest rate in the market, which are also the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the pervasive interest rates input as Level 1.

Term deposits The fair values of term deposits placed with banks are determined based on the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the interest rates input as Level 1.

Note receivable The Group’s note receivable represents the promissory note issued by PHOENIXi in November 2000, with the face value of US$5,000,000. The fair value of the note receivable is determined based on the amount of cash and cash equivalents available to PHOENIXi, which will all be used to repay the note, discounted to the present value using the pervasive interest rate in the market. The Group classifies the valuation techniques that use these inputs as Level 2.

		Fair Value Measurements at Reporting Date Using
	Total Fair Value and Carrying Value on Balance Sheet	Quote Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
As of December 31, 2010:
Cash and cash equivalents	287,173	287,173	—	—
Note receivable	17,600	—	17,600	—
As of December 31, 2011:
Cash and cash equivalents	397,166	397,166	—	—
Term deposit	784,023	784,023	—	—